UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, D.C.	20068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 872-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Revision of Form 10-K for the year ended December 31, 2012 to present the early termination of the cross-border energy lease investments as discontinued operations

Through its subsidiary Potomac Capital Investment Corporation (PCI), PHI maintained a portfolio of cross-border energy lease investments. During the third quarter of 2013, PHI completed the termination of its interests in its cross-border energy lease investments. As a result, beginning with PHI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, the cross-border energy lease investments have been classified as discontinued operations.

PHI is filing this Current Report on Form 8-K (this Form 8-K) to revise its consolidated financial statements for each of the three years in the period ended December 31, 2012, and related financial disclosures, as set forth in PHI’s Annual Report on Form 10-K for the year ended December 31, 2012 (the 2012 Form 10-K), as revised by the filing of PHI’s Current Report on Form 8-K on August 30, 2013 (taken together, the Revised 2012 Form 10-K), to give effect to the classification of the cross-border energy lease investments as discontinued operations. This revision does not change PHI’s previously reported net income for any reporting period in the Revised 2012 Form 10-K. The following revised information is presented in this Form 8-K:

•	Exhibit 99.1 – Selected Financial Data;

•	Exhibit 99.2 – Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Exhibit 99.3 – Management’s Report on Internal Control over Financial Reporting, Report of Independent Registered Public Accounting Firm, Consolidated Financial Statements and Related Notes Thereto, and Exhibits and Financial Statement Schedules; and

•	Exhibit 99.4 – Computation of Ratio of Earnings to Fixed Charges

The information in each of the exhibits to this Form 8-K supersedes the corresponding disclosures in the Revised 2012 Form 10-K. This Form 8-K does not reflect events occurring after the filing of the 2012 Form 10-K, other than as described in Note (19), “Discontinued Operations” and Note (20), “Subsequent Event” to the consolidated financial statements of PHI included in Exhibit 99.3, and does not modify or update the disclosures therein in any way, other than as described above. Other significant developments with respect to PHI have occurred subsequent to December 31, 2012, as are more fully described in filings with the Securities and Exchange Commission subsequent to the 2012 Form 10-K, including matters disclosed in PHI’s Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 and PHI’s Current Reports on Form 8-K, including the August 30, 2013 Form 8-K.

Capitalized terms not otherwise defined herein have the same meanings ascribed to them in the Glossary of Terms of the 2012 Form 10-K.

Exhibit No.	Description of Exhibit

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Management’s Report on Internal Control over Financial Reporting, Report of Independent Registered Public Accounting Firm, Consolidated Financial Statements and Related Notes Thereto, and Exhibits and Financial Statement Schedules

99.4	Computation of Ratio of Earnings to Fixed Charges

99.5	Consent of Independent Registered Public Accounting Firm

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	November 26, 2013	/s/ FRED BOYLE
		Name:	Frederick J. Boyle
		Title:	Senior Vice President and Chief Financial Officer

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